UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________
FORM 8-K
 _________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 28, 2024
Date of report (Date of earliest event reported)
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PIPER SANDLER COMPANIES
(Exact Name of Registrant as Specified in its Charter)
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Delaware		1-31720		30-0168701
(State or Other Jurisdiction of Incorporation)		(Commission File Number)		(IRS Employer Identification No.)

800 Nicollet Mall	Suite 900
Minneapolis	Minnesota			55402
(Address of Principal Executive Offices)				(Zip Code)

		(612)	303-6000
(Registrant’s Telephone Number, Including Area Code)
 _________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	PIPR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
(a)The Company’s Annual Meeting was held on May 23, 2024. The holders of 14,751,229 shares of common stock of the Company, constituting 83.24 percent of the outstanding shares entitled to vote as of the record date, were represented at the Annual Meeting either in person or by proxy.

(b)    At the Annual Meeting, Chad R. Abraham, Jonathan J. Doyle, William R. Fitzgerald, Victoria M. Holt, Robbin Mitchell, Thomas S. Schreier, Sherry M. Smith, Philip E. Soran, Brian R. Sterling and Scott C. Taylor were elected as directors to serve a one-year term expiring at the Company’s annual meeting of shareholders in 2025. The following table shows the vote totals for each of these individuals:

Name	Votes For	Votes Against	Abstentions
Chad R. Abraham	13,470,990	367,140	7,587
Jonathan J. Doyle	13,547,428	286,914	11,375
William R. Fitzgerald	13,644,562	189,555	11,600
Victoria M. Holt	13,272,683	561,808	11,226
Robbin Mitchell	13,226,629	607,681	11,407
Thomas S. Schreier	13,545,694	288,340	11,683
Sherry M. Smith	13,746,901	87,344	11,472
Philip E. Soran	13,505,389	328,575	11,753
Brian R. Sterling	13,704,968	129,201	11,548
Scott C. Taylor	13,664,779	169,092	11,846

Broker non-votes for each director totaled 905,512.

At the Annual Meeting, the Company’s shareholders also approved the proposal to ratify the selection of Ernst & Young LLP as the independent auditor for the Company’s fiscal year ending December 31, 2024. The following table indicates the specific voting results for this proposal:

Proposal	Votes For	Votes Against	Abstentions
Ratify the selection of Ernst & Young LLP as the independent auditor for 2024	14,379,199	362,633	9,397
At the Annual Meeting, the Company’s shareholders also cast an advisory vote to approve the compensation of the officers disclosed in the proxy statement, or a “say-on-pay” vote. The following table indicates the specific voting results for this proposal:

Proposal	Votes For	Votes Against	Abstentions
Advisory (non-binding) resolution approving the compensation of the officers disclosed in the proxy statement, or a “say-on-pay” vote.	13,591,127	238,850	15,740

Broker non-votes for this proposal totaled 905,512.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER SANDLER COMPANIES

Date: May 28, 2024	By	/s/ John W. Geelan
John W. Geelan
General Counsel and Secretary